SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
                                 Amendment No. 2

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 29, 1999

                        SUPREME INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

    FLORIDA                       0-21764                        59-1162998
State or other                  (Commission                     (IRS Employer
jurisdiction of                File Number)                  Identification No.)
incorporation)

                  3000 N.W. 107TH AVENUE, MIAMI, FLORIDA            33172
               (Address of principal executive offices)           (Zip Code)

        Registrant's telephone number, including area code (305) 592-2830

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS                             Page
                                                                           ----

         (a) Financial Statements of Business Acquired.

             Report of Independent Auditors' Report                          F-1

             Statement of Revenues, Direct Expenses and Allocated Corporate Expenses Before Interest and Domestic Income Taxes for the
             Year Ended January 2, 1999                                      F-2

             Statement of Net Assets to be Sold as of January 2, 1999        F-3

         (b) Notes to Financial Statements                                   F-4

             Unaudited Pro Forma Combined Financial Information.

             Unaudited Pro Forma Combined Balance Sheet as of January 31,
             1999                                                            F-7

             Unaudited Pro Forma Combined Income Statement for the Year
             Ended January 31, 1999                                          F-8

             Notes to Unaudited Pro Forma Combined Financial Information     F-9

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUPREME INTERNATIONAL CORPORATION

Date: June 11, 1999                  By: /S/  ROSEMARY B. TRUDEAU
                                         ------------------------------
                                              Rosemary B. Trudeau,
                                              Vice President of Finance

INDEPENDENT AUDITORS' REPORT


To The Board of Directors and Stockholders of Salant Corporation

We have audited the accompanying statement of net assets to be acquired of the John Henry and Manhattan Business (the "Business"), comprising the licensing operations of John Henry and Manhattan brands owned by Salant Corporation ("Salant"), as of January 2, 1999 and the related statement of revenues, direct expenses and allocated corporate expenses before interest and domestic income taxes for the year then ended. These financial statements are the responsibility of Salant's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Business comprises the licensing operations of the John Henry and Manhattan brands owned by Salant. The Business receives managerial, administrative and other support from Salant. Certain expenses included in the financial statements represent allocated amounts from Salant. As a result, the Business net assets to be acquired and its revenues, direct expenses and allocated corporate expenses before interest and taxes may not be indicative of conditions that would have existed or results that would have occurred had the Business operated as an unaffiliated entity.

In our opinion, such financial statements present fairly, in all material respects, the net assets to be acquired of the Business as of January 2, 1999, and its revenues, direct expenses and allocated corporate expenses before interest and domestic income taxes for the year then ended in conformity with the generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

New York, New York
June 4, 1999

                       JOHN HENRY AND MANHATTAN BUSINESS
  (COMPRISING THE LICENSING OPERATIONS OF THE JOHN HENRY AND MANHATTAN BRANDS
                          OWNED BY SALANT CORPORATION)
         STATEMENT OF REVENUES, DIRECT EXPENSES AND ALLOCATED CORPORATE
               EXPENSES BEFORE INTEREST AND DOMESTIC INCOME TAXES



                                         YEAR ENDED
                                      JANUARY 2, 1999
                                      ---------------

Royalty income                            $3,993,405

Salaries and wages                          (177,632)
Amortization of trademarks                  (330,000)
Professional fees                           (260,044)
Other expenses                              (144,753)
Allocated expenses                          (251,122)
Foreign taxes (Note 2)                      (178,998)
Other income, net                             17,228
                                          ----------
Income before interest and
  domestic income taxes                   $2,668,084
                                          ==========




                       See Notes to Financial Statements

                        JOHN HENRY AND MANHATTAN BUSINESS
  (COMPRISING THE LICENSING OPERATIONS OF THE JOHN HENRY AND MANHATTAN BRANDS
                          OWNED BY SALANT CORPORATION)
                     STATEMENT OF NET ASSETS TO BE ACQUIRED


                                            JANUARY 2, 1999
                                            ---------------
ASSETS

Property and equipment, net (Note 3)            1,762,201
Trademarks (Note 4)                             9,680,000
Goodwill (Note 4)                              15,557,799
                                              -----------
 NET ASSETS TO BE ACQUIRED                    $27,000,000
                                              ===========




                       See Notes to Financial Statements

                        JOHN HENRY AND MANHATTAN BUSINESS
    (COMPRISING THE LICENSING OPERATIONS OF JOHN HENRY AND MANHATTAN BRANDS
                          OWNED BY SALANT CORPORATION)
                         Notes to Financial Statements
                           Year ended January 2, 1999


NOTE 1.  ORGANIZATION AND OPERATIONS

Frost Bros. Enterprises, Inc. ("Frost Bros."), a wholly-owned subsidiary of Salant Corporation ("Salant"), owns the JOHN HENRY trademark. Salant owns the LADY MANHATTAN and MANHATTAN trademarks. Salant operated under the protection of chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York ("Bankruptcy Court") for the period of December 29, 1998 through May 11, 1999. The trademarks have been registered or are pending registration with the United States Patent and Trademark Office.

Salant has sought to capitalize on the consumer recognition of and interest in its trademarks by licensing several of those trademarks to others. As of January 2, 1999 ("Fiscal 1998"), licenses were outstanding to approximately 19 licensees to make or sell apparel products and accessories in the United States and to 29 licensees operating in 32 other countries under the MANHATTAN, LADY MANHATTAN and JOHN HENRY trademarks. Products under license include men's belts, leather accessories, neckwear, optical frames, outerwear, pajamas, robes, scarves, shorts, slacks, socks, sport coats, sunglasses, suspenders and underwear, and women's blouses and tops, gloves, intimate apparel, lingerie, optical frames and shirts.

Salant sold its John Henry and Manhattan businesses (the "Business") pursuant to a Purchase and Sale Agreement (subject to and subsequently approved by the Bankruptcy Court on February 26, 1999) dated December 28, 1998 (the "Agreement") between Salant and Supreme International Corporation ("Supreme"). The Business includes the JOHN HENRY, MANHATTAN and LADY MANHATTAN trade names, the leasehold interest in a dress shirt facility located in Valle Hermosa, Mexico, and certain equipment located at the Valle Hermosa facility and certain related equipment at Salant's facility located in Andalusia, Alabama. The cash purchase price was $27,000,000 and the transaction was closed on March 29, 1999.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The Business is not a "stand-alone" division or subsidiary of Salant and was not generally accounted for separately. As a result, the distinct and separate accounts necessary to present an individual balance sheet, income statement and cash flow statement of the Business as of January 2, 1999 and the year then ended have not been maintained.

The Business does not have its own stand-alone treasury, legal, financial, information systems and other similar corporate support functions. For purposes of preparing these financial statements, an allocation (see Note 5) was made for various expenses and is included in the financial statements. However, sufficient information is not available to develop a reasonable cost allocation for income taxes (other than those withheld by foreign licensees) and interest.

Due to the limitations noted above, the following financial information is presented: (i) Statement of Net Assets to be Acquired - This statement includes only the net assets of the Business that is being purchased by Supreme; (ii) Statement of Revenues, Direct Expenses and Allocated Corporate Expenses before Interest and Domestic Income Taxes - This statement includes all corporate cost allocations for which a reasonable method of allocating the cost to the operations can be developed. A Statement of Cash Flows has not been presented as the Business does not maintain its own cash accounts.

FISCAL YEAR

The Company's fiscal year ends on the Saturday closest to December 31. Fiscal 1998 comprised of 52 weeks.

PROPERTY AND EQUIPMENT

Property and equipment are stated at cost and are depreciated or amortized over their estimated useful lives, or for leasehold improvements, the lease term, if shorter. Depreciation and amortization are computed principally by the straight-line method for financial reporting purposes.

The annual depreciation rates are as follows:

Machinery, equipment and autos           6.7%   -       33.3%
Furniture and fixtures                  10.0%   -       33.3%
Leasehold improvements                  Shorter of the life of
                                        the asset or the lease term

INTANGIBLES

Trademarks and goodwill are amortized on a straight-line basis over their useful lives of 40 years. In evaluating the value and future benefits of these intangible assets, their carrying value would be reduced by the excess, if any, of the intangibles over management's best estimate of undiscounted future operating income before amortization of the related intangible asset over the remaining amortization period. If an impairment existed, the carrying value would be reduced to the value of its discounted cash flows.

FOREIGN TAXES

Foreign tax expense represents the withholdings by foreign licensees for taxes due in the country in which the royalties are earned. No allocation has been made for domestic income taxes.

REVENUE RECOGNITION

Royalty income is recognized at the time the royalty is earned.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that effect the amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.  PROPERTY AND EQUIPMENT

                                                  JANUARY 2, 1999
                                                  ---------------
Machinery, equipment, furniture
  and fixtures                                        4,152,505
Leasehold improvements                                   87,829
                                                     ----------
                                                      4,240,334
Less accumulated depreciation and amortization        2,478,132
                                                     ----------
                                                     $1,762,201
                                                     ==========

Pursuant to the Agreement, assets to be acquired were transferred from other operating divisions to the Statement of Net Assets to be Acquired as of January 2, 1999. As the manufacturing operations have been discontinued, no depreciation expense is included in the accompanying financial statements.

NOTE 4.  TRADEMARKS AND GOODWILL

Trademarks consist of the JOHN HENRY, MANHATTAN and LADY MANHATTAN names that were acquired in Salant's 1988 purchase of Manhattan Industries. At January 2, 1999, the net book value of the trademarks was $9,680,000, which was net of accumulated amortization of $3,520,000. Amortization expense for trademarks for Fiscal 1998 was $330,000. Goodwill arose from the acquisition, in 1988 of the Dress Shirt and the Accessories divisions of Manhattan Industries, which used the trademarks in the manufacture and sale of products bearing the trademark names. As the manufacturing operations have been discontinued, no amortization of goodwill is included in the accompanying financial statements. As of January 2, 1999, goodwill had a carrying value of $15,557,799, net of accumulated amortization of $25,323,201.

NOTE 5.  ALLOCATIONS

The Business does not maintain stand-alone treasury, legal, financial, information systems and other similar corporate support functions. The Business does record certain expenses related to employee payroll and benefits, professional fees and advertising. For purposes of preparing the financial information for the Business, certain Salant expenses were allocated based upon various factors such as square footage, revenues and the identification of costs specifically attributable to the Business.

Management believes that these allocations are based on assumptions that are reasonable under the circumstances. However, the Business' net assets to be acquired and the results of revenues, direct expenses and allocated corporate expenses before interest and domestic taxes may not be indicative of conditions that would have existed or results that would have occurred had the Business operated as an unaffiliated entity.

               UNAUDITED PRO FROMA COMBINED FINANCIAL INFORMATION

         The following sets forth Supreme's Unaudited Pro Forma Combined Financial Information as of and for the fiscal year ended January 31, 1999, giving effect to the Perry Ellis International, Inc. and John Henry/Manhattan acquisitions under the "purchase" method of accounting, and the Rule 144A offering of an aggregate principal amount of $100 million in 12 1/4% Senior Subordinated Notes due 2006. Supreme's Unaudited Pro Forma Combined Income Statement Information presents (i) the acquisition of Perry Ellis International, Inc. and the Rule 144A offering and (ii) the John Henry/Manhattan acquisition, each as if they had been consummated on February 1, 1998. Supreme's Unaudited Pro Forma Combined Balance Sheet Information presents the Perry Ellis International, Inc. acquisition, the Rule 144A offering and the John Henry/Manhattan acquisition as if they had been consummated on January 31, 1999. The Unaudited Pro Forma Combined Financial Information of the combined companies are presented for illustrative purposes only, and therefore do not purport to present the financial position or results of operations of Supreme had the Perry Ellis International, Inc. acquisition, the Rule 144A offering, and the John Henry/Manhattan acquisition occurred on the dates indicated, nor are they necessarily indicative of the results of operations which may be expected to occur in the future.

         The historical financial information for Supreme, Perry Ellis International, Inc. and the John Henry/Manhattan Business has been derived from the respective audited financial statements. The pro forma adjustments relating to the acquisitions and integration of Perry Ellis International, Inc. and John Henry/Manhattan represent Supreme's preliminary determinations of these adjustments and are based upon available information and certain assumptions Supreme considers reasonable under the circumstances. Final amounts could differ from those set forth herein.

                                         UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                                            BALANCE SHEET
                                                          JANUARY 31, 1999
                                                       (DOLLARS IN THOUSANDS)

                                           HISTORICAL(1)               PRO FORMA         HISTORICAL(1)            PRO FORMA
                                      ----------------------   -------------------------  ------------   -------------------------
                                                                                          JOHN HENRY/
                                      SUPREME   PERRY ELLIS   ADJUSTMENTS(2)   COMBINED   MANHATTAN     ADJUSTMENTS(4)   COMBINED
                                     --------   -----------   --------------   --------  ------------   --------------   --------
ASSETS

Current Assets:
      Cash                           $    174     $1,777        $ (1,777)      $    174     $    --        $     --      $    174
      Accounts receivable, net         38,970        945              --         39,915          --              --        39,915
      Inventories                      32,966         --              --         32,966          --              --        32,966
      Deferred income taxes             1,091         --              --          1,091          --              --         1,091
      Deposits for acquisitions         6,000         --          (5,000)(b)      1,000          --          (1,000)(a)        --
      Other current assets              2,040        667             (75)(c)      2,632          --           1,500 (b)     4,132
                                     --------     ------        --------       --------     -------        --------      --------
        Total Current Assets           81,241      3,389          (6,852)        77,778          --             500        78,278

Property and equipment, net             7,852      1,142            (900)(d)      8,094       1,762          (1,762)(c)     8,094
Intangible assets, net                 18,843         --          74,104 (e)     92,947      25,238           2,602 (d)   120,787
Other assets                            1,022         32           3,479 (f)      4,533          --              --         4,533
                                     --------     ------        --------       --------     -------        --------      --------
        Total Assets                 $108,958     $4,563        $ 69,831       $183,352     $27,000        $  1,340      $211,692
                                     ========     ======        ========       ========     =======        ========      ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
      Accounts payable               $  4,596     $  163        $     --       $  4,759     $    --        $     --      $  4,759
      Accrued expenses                  4,931        561              --          5,492          --              --         5,492
      Other current liabilities           414         --             640 (g)      1,054          --           2,340 (c)     3,394
                                     --------     ------        --------       --------     -------        --------      --------
        Total Current Liabilities       9,941        724             640         11,305          --           2,340        13,645

Deferred income taxes                     560         --              --            560          --              --           560
Senior Credit Facility                 33,511         --         (25,822)(h)      7,689          --          26,000 (f)    33,689
Senior Subordinated Notes                  --         --          98,852 (i)     98,852          --              --        98,852
                                     --------     ------        --------       --------     -------        --------      --------
        Total Liabilities              44,012        724          73,670        118,406          --          28,340       146,746

Stockholders' equity                   64,946      3,839          (3,839)(j)     64,946      27,000         (27,000)(g)    64,946
                                     --------     ------        --------       --------     -------        --------      --------
        Total Liabilities
          and Stockholders' Equity   $108,958     $4,563        $ 69,831       $183,352     $27,000        $  1,340      $211,692
                                     ========     ======        ========       ========     =======        ========      ========

See Notes to Unaudited Pro Forma Combined Financial Information.

                                         UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
                                                          INCOME STATEMENT
                                                     YEAR ENDED JANUARY 31, 1999
                                                       (DOLLARS IN THOUSANDS)

                                           HISTORICAL(1)               PRO FORMA         HISTORICAL(1)            PRO FORMA
                                      ----------------------   -------------------------  ------------   -------------------------
                                                                                          JOHN HENRY/
                                      SUPREME   PERRY ELLIS   ADJUSTMENTS(3)   COMBINED   MANHATTAN     ADJUSTMENTS(5)   COMBINED
                                     --------   -----------   --------------   --------  ------------   --------------   --------
Net sales                            $221,347    $    --        $     --       $221,347     $    --        $     --      $221,347
Royalty income                          3,057     16,177              --         19,234       3,993             887 (a)    24,114
                                     --------    -------        --------       --------     -------        --------      --------
Total revenue                         224,404     16,177              --        240,581       3,993             887       245,461

Cost of sales                         166,198         --              --        166,198          --              --       166,198
                                     --------    -------        --------       --------     -------        --------      --------
Gross profit                           58,206     16,177              --         74,383       3,993             887        79,263

Selling, general, and
  administrative expenses              41,639      8,594           1,059 (a)     51,292       1,146             929 (b)    53,367
                                     --------    -------        --------       --------     -------        --------      --------
Operating income                       16,567      7,583          (1,059)        23,091       2,847             (42)       25,896
Interest expense                        3,494         --          10,896 (b)     14,390          --           2,056 (c)    16,446
                                     --------    -------        --------       --------     -------        --------      --------

Income before provision for
  income taxes                         13,073      7,583         (11,955)         8,701       2,847          (2,098)        9,450
Provision for income taxes              4,491        760          (1,504)(c)      3,747         179             258 (d)     4,184
                                     --------    -------        --------       --------     -------        --------      --------
Net income                           $  8,582    $ 6,823        $(10,451)      $  4,954     $ 2,668        $ (2,356)     $  5,266
                                     ========    =======        ========       ========     =======        ========      ========

Other Operating Data:

  Ratio of earnings to
    fixed charges(6)                      4.3x        --              --            1.6x         --              --           1.6x
  Depreciation and amortization      $  2,161    $   228        $  3,525       $  5,914     $   330        $  1,122      $  7,366
  EBITDA(7)                          $ 18,728    $ 7,811        $  2,466       $ 29,005     $ 3,177        $  1,080      $ 33,262

See Notes to Unaudited Pro Forma Combined Financial Information.

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
                             (DOLLARS IN THOUSANDS)

(1) The year ended January 31, 1999 is Supreme's historical financial reporting period. For the pro forma year ended January 31, 1999 (i) Perry Ellis International, Inc. financial information has been included for the twelve months ended December 31, 1998 and (ii) John Henry/Manhattan has been included as of and for the year ended January 2, 1999, because they have historically reported on these fiscal year ends. Supreme believes the effect of the difference in these reporting periods is not significant and is not reflected in the Unaudited Pro Forma Combined Financial Information.

(2) The Perry Ellis International, Inc. purchase price is $75,000 plus net working capital less the net severance and bonus amounts. Based upon the Perry Ellis International, Inc.'s December 31, 1998 balance sheet, the purchase price is calculated as follows:

     PURCHASE PRICE DETERMINATION:

          Gross purchase price                                                                  $  75,000
           Net adjustments to purchase price                                                         (449)
                                                                                                ---------
                  Net purchase price                                                            $  74,551
                                                                                                =========

     PURCHASE PRICE ALLOCATION:
           Current assets                                                                       $   1,537
           Property, plant and equipment                                                              242
           Other assets                                                                                32
           Trademarks                                                                              74,104
           Accounts payable and accrued expenses                                                   (1,364)
                                                                                                ---------
                  Net purchase price                                                            $  74,551
                                                                                                =========

     For purposes of preparing the Unaudited Pro Forma Combined Balance Sheet, the Perry Ellis International assets acquired and liabilities assumed have been recorded at their estimated fair values. A final determination of the required purchase accounting adjustments and of the fair value of the assets and liabilities of Perry Ellis International, Inc. acquired or assumed has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma financial information reflect Supreme's best estimate based upon currently available information.

                                                                                             AS OF
                                                                                        JANUARY 31, 1999
                                                                                        -----------------
       (a)       Cash balances of Perry Ellis International, Inc.
                 which are not being acquired                                               $ (1,777)
       (b)       Deposit applied to the Perry Ellis International, Inc. acquisition           (5,000)
       (c)       Other current assets of Perry Ellis International,  Inc. which are
                 not being acquired                                                              (75)

                                                                                             AS OF
                                                                                        JANUARY 31, 1999
                                                                                        -----------------

       (d)       Property,   plant  and  equipment  have  been  adjusted  to  their
                 estimated fair value                                                           (900)
       (e)       Trademarks acquired                                                          74,104
       (f)       Deferred  financing costs related to the notes offered in the Rule
                 144A offering                                                                 3,479
       (g)       Liabilities  assumed,  including  severance and acquisition  costs
                 payable                                                                         640
       (h)       Pay down of Senior Credit Facility                                          (25,822)
       (i)       Issuance of notes offered in the Rule 144A offering                          98,852
       (j)       Elimination  of Perry Ellis  International,  Inc.'s  stockholders'
                 equity                                                                       (3,839)

(3) The pro forma income statement data for the year ended January 31, 1999 present the effects of the Perry Ellis International, Inc. acquisition and the Rule 144A offering, in each case as if they occurred as of the beginning of such period, including:

       (a)      Adjustments to selling, general and administrative expenses:
                  Decrease  in  depreciation  expense to reflect the fair value and
                  useful lives of the acquired property, plant and equipment                $   (180)
                  Amortization expense of trademarks (straight-line 20 years)                  3,705
                  Elimination of consulting fees,  licensing fees, severance costs, occupancy  costs and employment  costs that will not be incurred by
                  the Company                                                                 (2,466)
                                                                                            --------
                     Total  adjustments  to  selling,  general  and  administrative
                       expenses                                                                1,059
                                                                                            --------
       (b)      The pro forma adjustments to interest expense arising from the
                Perry Ellis International acquisition and the offering of the notes in the Rule 144A offering are presented below:
                  Reduction of interest expense related to the lower balance
                  outstanding under the credit facility (at 7.60%)                            (1,962)
                  Additional interest cost related to:
                     The notes offered in the Rule 144A offering                              12,250
                     Amortization of deferred financing costs and discount                       608
                                                                                            --------
                     Total adjustments to interest expense                                    10,896
                                                                                             -------
       (c)      Adjustment to the  provision for income taxes at an effective  rate
                of 34.4%                                                                      (1,504)
                                                                                            --------
                     Total adjustments to income statement                                  $(10,451)
                                                                                            ========

         In addition to the above, Supreme believes additional cost savings will be realized through the combination of the two companies.

(4) The John Henry/Manhattan purchase price is $27,000. Based upon the financial statements of the John Henry and Manhattan Business of Salant Corporation as of January 2, 1999, the allocation of the purchase price is as follows:

     PURCHASE PRICE ALLOCATION:
           Current assets                                                                 $   1,500
           Trademarks                                                                        27,440
           Current Liabilities (expenses related to the acquisition)                         (1,940)
                                                                                          ---------
                  Net purchase price                                                      $  27,000
                                                                                          =========

     For purposes of preparing the Unaudited Pro Forma Combined Balance Sheet, the John Henry/Manhattan assets acquired and liabilities assumed have been recorded at their estimated fair values. A final determination of the required purchase accounting adjustments and of the fair value of the assets and liabilities of the John Henry/Manhattan acquisition has not yet been made. Accordingly, the purchase accounting adjustments made in connection with the development of the unaudited pro forma financial information reflect Supreme's best estimate based upon currently available information.

                                                                                             AS OF
                                                                                        JANUARY 31, 1999
                                                                                        -----------------
       (a)       Deposit applied to the John Henry/Manhattan acquisition                    $  (1,000)
                                                                                            ---------
       (b)       The estimated  fair value of property and  equipment  acquired and
                 held for sale                                                                  1,500
                                                                                            ---------
       (c)       To remove the historical cost of property and equipment acquired              (1,762)
                                                                                            ---------
       (d)       Intangible assets are being adjusted as follows:
                   Elimination of John Henry/Manhattan intangible assets                      (25,238)
                   Record trademarks acquired                                                  27,440
                   Deferred financing costs related to the Senior Credit Facility                 400
                                                                                            ---------
                   Total adjustment to intangible assets, net                                   2,602
                                                                                            ---------
       (e)       Liabilities   for   acquisition   costs  incurred  of  $1,940  and
                 financing costs of $400                                                        2,340
                                                                                            ---------
       (f)       Borrowings on Senior Credit Facility                                          26,000
                                                                                            ---------
       (g)       Elimination of John Henry/Manhattan stockholders' equity                     (27,000)
                                                                                            ---------

(5) The pro forma income statement data for the year ended January 31, 1999 present the effects of the John Henry/Manhattan, in each case as if they occurred as of the beginning of such period, including:

       (a)      Adjustments to royalty income:
                  Additional royalty income as a result of the licensing  agreement
                  with Phillips-Van Heusen                                                    $ 1,000
                  Elimination of inter-company revenues                                          (113)
                                                                                              -------
                      Total adjustment to royalty income                                          887
                                                                                              -------
       (b) Adjustments to selling, general and administrative expenses:
                  Amortization expense of trademarks (straight-line 20 years)                   1,372
                  Elimination of inter-company expenses                                          (113)
                  Elimination of amortization of intangible assets not acquired                  (330)
                                                                                              -------
                     Total  adjustment  to  selling,   general  and  administrative
                       expenses                                                                   929
                                                                                              -------
       (c)      The pro forma adjustments to interest expense arising from the
                John Henry/Manhattan acquisition and the corresponding increase in debt are presented below:
                  Increase of interest expense related to the increased balance
                  outstanding under the credit facility (at 7.60%)                              1,976
                  Amortization of deferred financing costs                                         80
                                                                                              -------
                     Total adjustment to interest expense                                       2,056
                                                                                              -------
       (d)      Inclusion of a provision  for federal  income taxes at an effective
                rate of 34.4%                                                                     258
                                                                                              -------
                 Total adjustment to income statement                                         $(2,356)
                                                                                              =======

     In addition to the above, Supreme believes additional cost savings will be realized through the combination of the two companies.

(6) For the purpose of computing this ratio, earnings consist of earnings before income taxes and fixed charges. Fixed charges consist of interest expense, amortization of deferred debt issuance costs and the portion of rental expense of the Lease deemed representative of the interest factor.

(7) EBITDA represents net income before taking into consideration interest expense, income tax expense, depreciation expense and amortization expense. EBITDA is not a measurement of financial performance under generally accepted accounting principles and does not represent cash flow from operations. Accordingly, do not regard this figure as an alternative to net income or as an indicator of our operating performance or as an alternative to cash flows as a measure of liquidity. We believe that EBITDA is widely used by analysts, investors and other interested parties in our industry but is not necessarily comparable with similarly titled measures for other companies. See "Statements of Cash Flows" in our consolidated financial statements and in the financial statements of Perry Ellis International, Inc. and of the John Henry and Manhattan Business.